Exhibit 21.1

Name	Jurisdiction of Incorporation
AGN International Inc.	US - Delaware
AGN Labs LLC	US - Delaware
AGN LLC	US - Delaware
AGN Sundry LLC	US - Delaware
AHI CV HoldCo, LLC, Irish Branch in the process of being de-registered in Ireland	Ireland
Akarna Therapeutics, Limited	UK
Allergan Acquisition 1 S.à r.l. (f/k/a Actavis Acquisition 1 S.à r.l.)	Luxembourg
Allergan Acquisition 2 S.à r.l. (f/k/a Actavis Acquisition 2 S.à r.l.)	Luxembourg
Allergan WC 1 S.a r.l. (f/k/a Actavis WC 1 S.a r.l.)	Luxembourg
Allergan (Thailand) Limited	Thailand
Allergan AG	Switzerland
Allergan AHI S.á r.l.	Luxembourg
Allergan AHI S.á r.l., Luxembourg, Zweigniederlassung Zug Branch	Switzerland
Allergan Akarna LLC	US - Delaware
Allergan ApS	Denmark
Allergan AS	Norway
Allergan Asia Limited	Hong Kong
Allergan Australia Pty Limited	Australia
Allergan B.V.	Netherlands, The
Allergan Baltics, UAB	Lithuania
Allergan Baltics, UAB Eesti filiaal	Estonia Branch
Allergan Baltics, UAB Latvijas filias	Latvia
Allergan Biologics Ltd. (f/k/a Actavis Biodesign Ltd.)	UK
Allergan Botox Unlimited Company	Ireland
Allergan Bulgaria EOOD	Bulgaria
Allergan C.I.S. SARL	Russian Federation
Allergan Capital S.à r.l. (f/k/a Actavis Capital S.à r.l.)	Luxembourg
Allergan Capital S.à r.l., Luxembourg, Zweigniederlassung Zug Branch (f/k/a Actavis Capital S.à r.l., Luxembourg, Zweigniederlassung Zug Branch)	Switzerland
Allergan Cayman Islands (f/k/a Allergan Pharmaceuticals Ireland)	Cayman Island
Allergan Cayman Islands Irish Branch	Ireland
Allergan Costa Rica, S.R.L.	Costa Rica
Allergan CZ, s.r.o.	Czech Republic
Allergan d.o.o. Beograd	Serbia
Allergan de Colombia S.A.	Colombia
Allergan de Venezuela, C.A.	Venezuela
Allergan Development I Unlimited Company	Ireland
Allergan Development II Unlimited Company	Ireland
Allergan Development Ventures I Ireland Unlimited Company	Ireland

Name	Jurisdiction of Incorporation
Allergan Development Ventures I LP	Bermuda
Allergan Development Ventures I UK	UK
Allergan Equities Unlimited Company	Ireland
Allergan Europe S.à r.l.	Luxembourg
Allergan Finance S.à r.l. (f/k/a Actavis Finance S.à r.l.)	Luxembourg
Allergan Finance, LLC (f/k/a Actavis, Inc.)	US - Nevada
Allergan Finco 2 Inc.	US - Delaware
Allergan Finco Inc.	US - Delaware
Allergan Finland Oy	Finland
Allergan France SAS	France
Allergan Funding SCS (f/k/a Actavis Funding SCS)	Luxembourg
Allergan Furiex Ireland Limited	Ireland
Allergan GI Corp. (f/k/a Motus Therapeutics, Inc.)	US - Delaware
Allergan Healthcare India Private Limited	India
Allergan Healthcare Philippines, Inc.	Philippines
Allergan Hellas Pharmaceuticals S.A.	Greece
Allergan Holdco UK Limited	UK
Allergan Holdco US, Inc.	US - Delaware
Allergan Holdings B Ltd.	Bermuda
Allergan Holdings B1, Inc.	US - Delaware
Allergan Holdings B2 Limited (f/k/a Allergan Holdings B2 Unlimited)	Bermuda
Allergan Holdings C Ltd	Cayman Island
Allergan Holdings France SAS	France
Allergan Holdings Limited	UK
Allergan Holdings S. à r.l.	Luxembourg
Allergan Holdings Unlimited Company (f/k/a Furiex Holdings Unlimited Company)	Ireland
Allergan Holdings, Inc.	US - Delaware
Allergan Hong Kong Limited	Hong Kong
Allergan Hungary Kft.	Hungary
Allergan Ilaclari Ticaret A.S.	Turkey
Allergan Inc.	Canada
Allergan India Private Limited	India
Allergan Industrie SAS	France
Allergan Information Consulting (Shanghai) Co., Ltd.	China
Allergan International Holding S.à r.l. (f/k/a Actavis International Holding S.à r.l.)	Luxembourg
Allergan International YK	Japan
Allergan Ireland Finance Limited f/k/a/Ireland Actavis Finance Ltd.	Ireland
Allergan Ireland Holdings Unlimited Company	Ireland
Allergan Ireland Limited (f/k/a/Actavis Ireland Holding Limited)	Ireland

Name	Jurisdiction of Incorporation
Allergan Israel Limited	Israel
Allergan Japan KK	Japan
Allergan KK	Japan
Allergan Korea Ltd	Korea
Allergan Laboratorios Limitada	Chile
Allergan Lending 2 LLC	US - Delaware
Allergan Lending LLC	US - Delaware
Allergan Limited	UK
Allergan Luxembourg International S.à r.l. (f/k/a Actavis Luxembourg International S.à r.l.)	Luxembourg
Allergan Malaysia Sdn. Bhd.	Malaysia
Allergan Malta Limited	Malta
Allergan Medical GmbH In Liquidation (f/k/a Allergan Medical S.à r.l.)	Switzerland
Allergan Middle East Limited (f/k/a Allergan Middle East FZ- LLC)	United Arab Emirates
Allergan N.V.	Belgium
Allergan New Zealand Ltd.	New Zealand
Allergan NK	Japan
Allergan Norden AB	Sweden
Allergan Norden AB Finnish branch	Finland
Allergan Pharma Holding S.à r.l. (f/k/a Actavis Pharma Holding S.à r.l.)	Luxembourg
Allergan Pharma Inc.	US - Delaware
Allergan Pharma Limited (f/k/a Aptalis Pharma Ltd.)	Ireland
Allergan Pharmaceuticals (Proprietary) Ltd.	South Africa
Allergan Pharmaceuticals Holdings (Ireland) Unlimited Company	Ireland
Allergan Pharmaceuticals International Limited (f/k/a Aptalis Pharma Ltd.).	Ireland
Allergan Pharmaceuticals International Limited Jordan Office	Jordan
Allergan Pharmaceuticals International Limited Lebanon Office	Lebanon
Allergan Pharmaceuticals Ireland	Ireland
Allergan Pharmaceuticals Taiwan Co. Ltd.	Taiwan
Allergan Productos Farmaceuticos S.A.	Argentina
Allergan Productos Farmaceuticos Ltda.	Brazil
Allergan Property Holdings, LLC	US - Delaware
Allergan Puerto Rico Holdings, Inc.	US - Delaware
Allergan S.A.	Spain
Allergan S.p.A.	Italy
Allergan Sales Puerto Rico, Inc.	US - California
Allergan Sales, LLC (d/b/a Allergan; d/b/a Bioscience Laboratories)	US - Delaware
Allergan Saudi Arabia LLC	Saudi Arabia
Allergan Scientific Office	Egypt
Allergan Services International, Limited	Ireland

Name	Jurisdiction of Incorporation
Allergan Servicios Profesionales, S. de R.L. de C.V.	Mexico
Allergan Singapore Pte. Ltd.	Singapore
Allergan Singapore Pte. Ltd. Indonesia Rep Office	Indonesia
Allergan Singapore Pte. Ltd. Vietnam Rep Office	Vietnam
Allergan SK S.r.o.	Slovak Republic
Allergan Sp. Z.o.o.	Poland
Allergan SRL	Romania
Allergan UK LLP	UK
Allergan Ukraine, LLC	Ukraine
Allergan USA, Inc. (d/b/a Pacificom / Pacific Communications)	US - Delaware
Allergan W.C. Holding Inc. (f/k/a Actavis W.C. Holding Inc.)	US - Delaware
Allergan WC 2 S.a r.l. (f/k/a Actavis WC 2 S.a r.l.)	Luxembourg
Allergan WC Ireland Holdings Ltd. (f/k/a Warner Chilcott plc)	Ireland
Allergan, Inc.	US - Delaware
Allergan, Inc. II SCS (f/k/a Actavis, Inc. II SCS)	Luxembourg
Allergan, Inc. SCS (f/k/a Actavis, Inc. SCS)	Luxembourg
Allergan, S.A. de C.V.	Mexico
Anterios, Inc.	US - Delaware
Aptalis Holding B.V.	Netherlands, The
Aptalis Netherlands B.V.	Netherlands, The
Aptalis Pharma Canada ULC	Canada
Aptalis Pharma S.r.l.	Italy
Aptalis Pharma UK Limited	UK
Aptalis Pharma US, Inc.	US - Delaware
AqueSys, Inc.	US - Delaware
Axcan EU LLC	US - Delaware
Axcan Pharma (Australia) Pty Ltd	Australia
Bonti, Inc.	US - Delaware
Chase Pharmaceuticals Corporation	US - Delaware
Collagen Aesthetics Benelux S.A.	Belgium
Collagen Luxembourg SA	Luxembourg
Del Mar Indemnity Company, LLC	US - Hawaii
Durata Holdings, Inc.	US - Delaware
Durata Therapeutics U.S. Limited	US - Delaware
Durata Therapeutics Limited	UK
Durata Therapeutics, Inc.	US - Delaware
Eden Biodesign, LLC (f/k/a Eden Biodesign Inc.)	US - Delaware
Eden Biopharm Group Ltd.	UK
Eden Biopharm Ltd.	UK
Elastagen Pty Limited	Australia
Eurand France S.A.S.	France

Name	Jurisdiction of Incorporation
Exemplar Pharma LLC	US - Delaware
Femalon SPRL	Belgium
Forest Finance B.V.	Netherlands, The
Forest Holdings France S. A.S.	France
Forest Laboratories Holdings Limited	Ireland
Forest Laboratories Ireland Ltd	Ireland
ForSight VISION5, Inc.	US - Delaware
Furiex Pharmaceuticals, LLC	US - Delaware
Gastro Services Pty Ltd	Australia
Keller Medical, Inc.	US - Delaware
Kythera Biopharmaceuticals (Europe) Limited	UK
Kythera Biopharmaceuticals Australia Pty Ltd.	Australia
Kythera Biopharmaceuticals LLC	US - Delaware
Kythera Holdings Ltd.	Bermuda
LifeCell Corporation	US - Delaware
LifeCell EMEA Limited	UK
LifeCell EMEA Limited Austria branch	Austria
LifeCell EMEA Limited Denmark branch	Denmark
LifeCell EMEA Limited France branch	France
LifeCell EMEA Limited Germany branch	Germany
LifeCell EMEA Limited Italy branch	Italy
LifeCell EMEA Limited Netherlands branch	Netherlands, The
LifeCell EMEA Limited Sucursal en Espaňa	Spain
LifeCell EMEA Limited, Zweigniederlassung Zürich	Switzerland
LifeCell Medical Resources Limited in voluntary liquidation	Ireland
MAP Pharmaceuticals LLC	US - Delaware
McGhan Ireland Holdings Ltd.	Ireland
McGhan Limited	Ireland
MPEX London Limited	UK
MPEX Pharmaceuticals, Inc.	US - Delaware
Naurex Inc.	US - Delaware
Northwood Medical Innovation, Ltd.	UK
Oculeve, Inc.	US - Delaware
Odyssea Pharma SPRL	Belgium
Pacific Pharma, Inc.	US - Delaware
Pharm-Allergan GmbH	Germany
Pharm-Allergan GmbH Austria branch	Austria
Pharmax Holding Limited	US - Delaware
Renable Pharma Limited	UK
Repros Therapeutics Inc.	US- Delaware
Seabreeze Silicone Unlimited Company	Ireland

Name	Jurisdiction of Incorporation
Silicone Engineering Inc.	US - California
Tobira Therapeutics, Inc.	US - Delaware
Topokine Therapeutics, Inc.	US - Delaware
Tosara Exports Limited	Ireland
Transderm, Inc.	US - Utah
Uteron Pharma SPRL	Belgium
Varioraw Percutive Sàrl	Switzerland
Vicuron Pharmaceuticals LLC (f/k/a Vicuron Pharmaceuticals, Inc.)	US - Delaware
Vitae Pharmaceuticals LLC	US - Delaware
Warner Chilcott Deutschland GmbH	Germany
Warner Chilcott Holdings Company II, Limited	Bermuda
Warner Chilcott Holdings Company III, Limited	Bermuda
Warner Chilcott Intermediate (Ireland) Limited	Ireland
Warner Chilcott Leasing Equipment Inc.	US - Delaware
Warner Chilcott Limited	Bermuda
Warner Chilcott Nederland B.V.	Netherlands, The
Warner Chilcott Pharmaceuticals S. àr.l.	Switzerland
Warner Chilcott Sales (US), LLC	US - Delaware
ZELTIQ A, LLC	US - Delaware
ZELTIQ Aesthetics, Inc.	US - Delaware
ZELTIQ B, LLC	US - Delaware
ZELTIQ C Company	US - Delaware
ZELTIQ International, LLC	US - Delaware
ZELTIQ Ireland International Holdings UC	Ireland
ZELTIQ International, LLC Taiwan Branch	Taiwan
ZELTIQ Ireland Unlimited Company	Ireland
ZELTIQ Limited	United Kingdom
Zeltiq Limited French branch	France
Zeltiq Limited Norwegian branch	Norway
Zeltiq Limited Spanish branch	Spain
Zeltiq Limited Swedish branch	Sweden
Zeltiq Limited German branch	Germany